UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): December 31, 2012

Turbine Truck Engines, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

46600 Deep Woods Road, Paisley, Florida 32767
(Address of principal executive offices)

386-943-8358
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 1.02               Termination of a Material Definitive Agreement

The Company (“TTE”) entered into a Joint Venture Agreement (the “Agreement”) dated July 3, 2012 with ENERGY TECHNOLOGY SERVICES CO. LTD. (“ETS”) for the purpose of the engaging both parties in the manufacture, leasing and /or sale of ETS’s hydrogen generator burning systems (the “Equipment”) in Asia.

The Company was notified that ETS has terminated the Agreement, effective December 12, 2012.  No further obligations or liabilities will exist between the parties.

Item 9.01   Financial Statements and Exhibits

    (c)       Exhibits

Exhibit                                Description

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Turbine Truck Engines, Inc.

Dated: December 31, 2012	/s/ Michael H. Rouse
Michael H. Rouse, CEO

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